UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 8, 2021
_____________________
California Resources Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36478	46-5670947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27200 Tourney Road
Suite 200
Santa Clarita
California	91355
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 848-4754
N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Entry into Employment Agreements
On June 8, 2021 (the “Effective Date”), California Resources Corporation (the “Company”) entered into employment agreements with each of Shawn M. Kerns, Executive Vice President – Operations and Engineering of the Company, and Francisco J. Leon, Executive Vice President and Chief Financial Officer of the Company (each an “Employment Agreement”). Each Employment Agreement provides for an initial one-year term beginning on the Effective Date and will automatically renew for an additional one-year term on each anniversary of the Effective Date unless the Company or the executive provides 90 days’ written notice to the other that no such automatic renewal shall occur. However, either the Company or the executive may terminate the employment relationship for any or no reason at any time during the initial one-year term or any renewal term. Pursuant to each Employment Agreement, each executive will receive an annualized base salary of $500,000, will be covered under the Company’s directors and officers liability insurance and will be eligible (i) to receive an annual cash bonus with a target value of 100% of his base salary, (ii) to participate in those benefit plans and programs of the Company available to similarly situated executives and (iii) commencing in 2023, to receive annual long-term incentive awards (expected to be comprised 70% of performance stock units and 30% of restricted stock units) under the Company’s 2021 Long Term Incentive Plan (the “LTIP”) with a target grant date value of not less than 220% of his base salary as in effect on the applicable grant date.
Each Employment Agreement also provides for certain severance payments and benefits to be provided to the executive upon his termination of employment by the Company without “Cause” (including a termination of employment at the expiration of the term because the Company elected not to renew the Employment Agreement) or the executive’s resignation for “Good Reason,” death or “Disability” (each quoted term as defined in the applicable Employment Agreement). Upon an executive’s termination of employment for any reason, his Employment Agreement provides that the Company shall pay him all unpaid base salary, any unreimbursed business expenses incurred prior to the date on which his employment terminates (as applicable, the “Termination Date”) and all benefits to which he is entitled under the terms of any applicable benefit plan.
Upon an executive’s termination of employment by the Company without Cause (including a termination of employment at the expiration of the term because the Company elected not to renew the Employment Agreement), or by the executive for Good Reason, the executive will receive payment of any earned but unpaid annual bonus for the calendar year preceding the calendar year in which the Termination Date occurs and, so long as the executive executes a release of claims in favor of the Company and its affiliates and abides by the restrictive covenants within his Employment Agreement, he shall receive (i) severance payments in a total amount equal to 18 months of his base salary as of the Termination Date, generally payable in substantially equal installments over the 18-month period following the Termination Date, (ii) payment of one times (or 1.5 times if such termination of employment occurs within the one-year period following a qualifying “Change in Control” (such quoted term as defined in the LTIP)) the target annual bonus for the calendar year in which the Termination Date occurs, (iii) reimbursement for the difference between the amount he pays to effect continued coverage (including coverage for his spouse and eligible dependents) under the Company’s group health plans pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and the executive contribution amount that similarly situated executives of the Company pay for the same or similar coverage under such group health plans, during the portion, if any, of the 18-month period following the Termination Date that he elects to continue coverage, and (iv) full vesting of the restricted stock units and performance stock units granted to the executive on January 25, 2021 under the LTIP, and such performance stock units may become earned based on the level of achievement of the applicable performance goal through the earlier of the date that is six months after the Termination Date or the last day of the applicable performance period.
If an executive’s employment is terminated due to his death or Disability, then he will receive (i) payment of any earned but unpaid annual bonus for the calendar year preceding the calendar year in which the termination of employment occurs and (ii) a pro-rata portion of the annual bonus for the calendar year in which the Termination Date occurs, based on actual performance for such calendar year and payable at the time such bonuses are paid to similarly situated executives of the Company.

The foregoing description of the Employment Agreements is qualified in its entirety by reference to the full and complete text of each Employment Agreement, which are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description
10.1	Employment Agreement by and between Shawn M. Kerns and California Resources Corporation, dated June 8, 2021.*
10.2	Employment Agreement by and between Francisco J. Leon and California Resources Corporation, dated June 8, 2021.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
__________
*    Certain portions of this exhibit (indicated by “[*****]”) have been omitted pursuant to Item 601(b)(10) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Resources Corporation

/s/ Michael L. Preston
Name:	Michael L. Preston
Title:	Executive Vice President, Chief Administrative Officer and General Counsel

DATED: June 11, 2021